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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 26, 1998
                                                       ---------------------


                             USA NETWORKS, INC.
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             (Exact name of registrant as specified in Charter)

         DELAWARE                     0-20570                  59-2712887
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(State of other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)           Identification No.)


152 WEST 57TH STREET, NEW YORK, NEW YORK                       10019
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(Address of principal executive offices)                     (zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 247-5810
                                                   ----------------------------

                               NOT APPLICABLE
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5      OTHER EVENTS.


            On Thursday, March 26, 1998, USA Networks, Inc. ("USAi") completed a two-for-one stock split in the form of a dividend (the "Dividend") for shareholders of record of USAi's Common Stock and Class B Common Stock as of the close of business on March 12, 1998. The price of USAi's shares of Common Stock traded on The Nasdaq Stock Market under the symbol USAi was adjusted to reflect the Dividend commencing Friday, March 27, 1998.








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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USA NETWORKS, INC.



Date:    March 31, 1998                 By:      /s/ Thomas J. Kuhn
                                           -----------------------------------
                                           Thomas J. Kuhn
                                           Senior Vice President,
                                           General Counsel and Secretary







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